EXHIBIT 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March 23, 2004 by and among HRPT PROPERTIES TRUST (the “Borrower”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).

        WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of April 30, 2001 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);

        WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of December 19, 2002 (the “First Amendment”) by and among, the Borrower, certain of the Lenders and the Agent, the parties thereto established a credit facility (the “Tranche B Facility”) in favor of the Borrower; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement to eliminate the Tranche B Facility and to modify the maturity date of the credit facility remaining under the Credit Agreement, all on the terms and conditions contained herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

        Section 1.       Amendments Regarding Credit Agreement.

        (a)        The Credit Agreement is amended by deleting each of the definitions added to the Credit Agreement pursuant to the First Amendment.

        (b)        Section 1.1. of the Credit Agreement is hereby amended by restating the definitions of “Note” and “Termination Date” in their entirety as follows:

“Note”means a Revolving Note, a Bid Rate Note or a Swingline Note.

“Termination Date” means April 28, 2006, or such earlier date to which the Termination Date may be shortened pursuant to Section 2.13.

        (c)        The Credit Agreement is amended by deleting Section 2.17., Section 3.6.(e) and Exhibits Q, R and S in their entirety.

        (d)        The Credit Agreement is amended by deleting Section 2.13. in its entirety and substituting in its place the following:

         Section 2.13.  Earlier Termination Date.

The Borrower may request that the Agent and the Lenders shorten the current Termination Date by one (1) year by executing and delivering to the Agent no later than January 31, 2005, a written request (a “Cancellation Request”) substantially in the form of Exhibit M (with the dates referenced therein appropriately revised). Once given, a Cancellation Request shall be irrevocable by, and binding on, the Borrower. The Agent shall forward to each Lender a copy of such Cancellation Request delivered to the Agent promptly after receipt thereof. If the Borrower fails to deliver a Cancellation Request to the Agent by such date, then the Termination Date shall remain unchanged.

        (e)        The Credit Agreement is amended by deleting Section 2.16 in its entirety and substituting in its place the following:

        Section 2.16. Increase of Commitments.

With the prior consent of the Agent (which shall not be unreasonably withheld or delayed), the Borrower shall have the right at any time and from time to time during the period beginning on the Effective Date to but excluding the Termination Date to request increases in the aggregate amount of the Commitments (provided that after giving effect to any increases in the Revolving Commitments pursuant to this Section, the aggregate amount of the Revolving Commitments may not exceed $840,000,000) by providing written notice to the Agent, which notice shall be irrevocable once given. Each such increase in the Commitments must be in an aggregate minimum amount of $50,000,000 and integral multiples of $10,000,000 in excess thereof. No Lender shall be required to increase its Commitment and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. If a new Lender becomes a party to this Agreement, or if any existing Lender agrees to increase its Commitment, such Lender shall on the date it becomes a Lender hereunder (or increases its Commitment, in the case of an existing Lender) (and as a condition thereto) purchase from the other Lenders its Commitment Percentage (as determined after giving effect to the increase of Commitments) of any outstanding Revolving Loans, by making available to the Agent for the account of such other Lenders at the Principal Office, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender plus (B) the aggregate amount of payments previously made by the other Lenders under Section 2.4.(j) which have not been repaid plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall pay to the Lenders amounts payable, if any, to such Lenders under Section 4.4. as a result of the prepayment of any such Revolving Loans. No increase of the Commitments may be effected under this Section if (x) a Default or Event of Default shall be in existence on the effective date of such increase or (y) any representation or warranty made or deemed made by the Borrower or any other Loan Party in any Loan Document to which any such Loan Party is a party is not (or would not be) true or correct on the effective date of such increase (except for representations or warranties which expressly relate solely to an earlier date). In connection with any increase in the aggregate amount of the Commitments pursuant to this subsection, (a) any Lender becoming a party hereto shall execute such documents and agreements as the Agent may reasonably request and (b) the Borrower shall make appropriate arrangements so that each new Lender, and any existing Lender increasing its Commitment, receives a new or replacement Note, as appropriate, in the amount of such Lender’s Commitment within 2 Business Days of the effectiveness of the applicable increase in the aggregate amount of Commitments.

        (f)        The Credit Agreement is amended by deleting Section 3.6.(c) in its entirety and substituting in its place the following:

(c) Maturity Fee. If the Termination Date is not shortened in accordance with Section 2.13., the Borrower agrees to pay to the Agent for the account of each Lender a fee equal to one-quarter of one percent (0.25%) of the amount of such Lender’s Commitment (whether or not utilized). Such fee shall be due and payable in full on January 31, 2005.

        (g)        The parties hereto agree that Section I.G of the First Amendment shall no longer be effective.

        (h)        The parties hereto agree that the Tranche B Revolving Notes, Tranche B Bid Rate Notes and the Tranche B Swingline Note are hereby terminated and of no further force or effect. Each of the parties hereto who holds any such notes agrees to mark such notes “Cancelled” and return the original thereof to the Borrower.

        Section 2.       Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

        (a)        A counterpart of this Amendment duly executed by the Borrower and the each of the Lenders; and

        (b)        Such other documents, instruments and agreements as the Agent may reasonably request.

        Section 3.       Representations. The Borrower represents and warrants to the Agent and the Lenders that:

        (a)       Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

        (b)       Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.

        (c)       No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

        Section 4.       Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

        Section 5.       Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

        Section 6.       Expenses and Fees. The Borrower shall reimburse the Agent upon demand for all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

        Section 7.       Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 8.       GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

        Section 9.       Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

        Section 10.       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

        Section 11.       Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

HRPT Properties Trust By: /s/John C. Popeo Name: John C. Popeo Title: Treasurer

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WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender

By:  /s/David Blackman
        Name: David Blackman
        Title: Director

FLEET NATIONAL BANK

By: /s/James B. McLaughlin
        Name: James B. McLaughlin
        Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/Frederick G. Bright
        Name: Frederick G. Bright
        Title: Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

By: /s/James Brett
        Name: James Brett
        Title: Assistant Treasurer

By: /s/Ralph C. Marra, Jr.
        Name: Ralph C. Marra, Jr.
        Title: Vice President

THE BANK OF NEW YORK

By: /s/David V. Fowler
        Name: David V. Fowler
Title: Managing Director

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[Signature Page to Third Amendment to Credit Agreement dated as of March 23, 2004 with HRPT Properties Trust]

AMSOUTH BANK

By:  /s/David G. Ellis
        Name: David G. Ellis
        Title: Assistant Vice President

CITIZENS BANK OF MASSACHUSETTS

By:  /s/Daniel R. Ouellette
        Name: Daniel R. Ouellette
        Title: Senior Vice President

SUNTRUST BANK

By:  /s/Blake K. Thompson
        Name: Blake K. Thompson
        Title: Vice President

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:  /s/Gwen Evans
        Name: Gwen Evans
        Title: Manager

By:  /s/Iain Donovan
        Name: Iain Donovan
Title: Manager

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[Signature Page to Third Amendment to Credit Agreement dated as of March 23, 2004 with HRPT Properties Trust]

PNC BANK, NATIONAL ASSOCIATION

By:  /s/James A. Colella
        Name: James A. Colella
        Title: Vice President

CHEVY CHASE BANK, F.S.B.

By:  /s/Ronald Huffman
        Name: Ronald Huffman
        Title: Vice President

EASTERN BANK

By:  /s/Richard Muraida
        Name: Richard Muraida
        Title: Senior Vice President

NATIONAL BANK OF EGYPT, NEW YORK BRANCH

By:  /s/Hassan Eissa
        Name: Hassan Eissa
        Title: General Manager

By:  /s/Carmelo L. Foti
        Name: Carmelo L. Foti
Title: Vice President

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[Signature Page to Third Amendment to Credit Agreement dated as of March 23, 2004 with HRPT Properties Trust]

RZB FINANCE LLC

By:  /s/John A. Valiska
        Name: John A. Valiska
        Title: Group Vice President

By:  /s/Christoph Hoedl
        Name: Christoph Hoedl
        Title: Vice President

BANK LEUMI USA

By:  /s/Charles C. D'Amico
        Name: Charles C. D'Amico
        Title: Vice President

BANK ONE, N.A.

By:  /s/Patricia Leung
        Name: Patricia Leung
        Title: Director, Capital Markets

COMERICA BANK

By:  /s/Jessica L. Kempf
        Name: Jessica L. Kempf
        Title: Assistant Vice President

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[Signature Page to Third Amendment to Credit Agreement dated as of March 23, 2004 with HRPT Properties Trust]

BANK OF MONTREAL

By:  /s/
        Name:
        Title: Vice President

SOVEREIGN BANK

By:  /s/T. Gregory Donohue
        Name: T. Gregory Donohue
        Title: Senior Vice President

ALLIED IRISH BANKS PLC

By:  /s/Ronald K. Rapp
        Name: Ronald K. Rapp
        Title: Senior Vice President

By:  /s/Kathryn Murdoch
        Name: Kathryn Murdoch
Title: Vice President